Exhibit 99.1

Gemini Therapeutics and Disc Medicine Announce Merger Agreement

•	Merger to create NASDAQ-listed, clinical-stage biopharmaceutical company focused on advancing Disc Medicine’s portfolio of hematology programs

•

Combined company is expected to have approximately $175 million of cash or cash equivalents at close, including approximately $53.5 million from a concurrent financing restricted to Disc’s existing investors, and which is expected to provide funding into 2025

•

Transaction will fund multiple clinical studies, including clinical trials of bitopertin for erythropoietic porphyrias, DISC-0974 for anemia of myelofibrosis, and DISC-0974 for anemia of chronic kidney disease

•	Companies will host a joint webcast today, August 10, 2022 at 8:00 a.m. Eastern Time

WAYLAND, Mass. and WATERTOWN, Mass. (August 10, 2022) – Gemini Therapeutics, Inc. (Nasdaq: GMTX) (“Gemini”) and Disc Medicine, Inc. (“Disc”), a privately-held, clinical-stage biopharmaceutical company focused on the discovery and development of novel treatments for patients suffering from serious hematologic diseases, announced today that they have entered into a definitive merger agreement to combine the companies in an all-stock transaction. The combined company will focus on advancing Disc’s pipeline of hematology programs, including multiple patient studies for its clinical-stage programs bitopertin and DISC-0974. Upon shareholder approval, the combined company is expected to operate under the name Disc Medicine, Inc. and trade on the Nasdaq Global Market under the ticker symbol IRON.

In support of the merger, Disc has secured commitments from a syndicate of healthcare investors led by Access Biotechnology and including OrbiMed, Atlas Venture, 5AM Ventures, Novo Holdings A/S, Arix Bioscience, Rock Springs Capital, and Janus Henderson Investors, for a $53.5 million financing that is expected to close concurrent with the completion of the merger. With the cash expected from both companies at closing and the proceeds of the concurrent financing, the combined company is currently expected to have approximately $175 million of cash or cash equivalents. The cash resources will be used to advance Disc’s pipeline through multiple clinical studies and provide runway into 2025. The merger and related financing are expected to close in the fourth quarter of 2022.

“I’m delighted to announce this merger with Gemini, which comes at a pivotal moment for our company. In the last few months, we have initiated clinical studies in patients for both bitopertin and DISC-0974 and presented first-in-human data from DISC-0974, our hepcidin suppression program, establishing clinical proof-of-mechanism,” said John Quisel, J.D., Ph.D., Chief Executive Officer and President of Disc Medicine. “This transaction will provide us with tremendous financial strength, propel several programs through a series of data catalysts and enable us to explore the full potential of our pipeline.”

“Gemini’s strategic review was a thorough and thoughtful process,” said Georges Gemayel, Ph.D., Executive Chair and interim President and Chief Executive Officer of Gemini. “We believe that this transaction presents an exciting opportunity for our shareholders, as Disc has built a diversified, clinical-stage pipeline of product candidates, and we believe in the ability of Disc’s experienced management team to lead the combined company. We look forward to its continued success.”

About Disc Medicine’s Hematology Portfolio

Disc has a clinical-stage development pipeline composed of investigational product candidates that affect heme biosynthesis and iron metabolism. Disc’s programs are designed to target pathways with established, clinically-validated biology and have the potential to address multiple indications. This includes:

Bitopertin (Heme Synthesis Modulator): Bitopertin is an inhibitor of glycine transporter, GlyT1, and has demonstrated effects on heme biosynthesis in clinical studies. Bitopertin was in-licensed by Disc from Roche in 2021 and has been extensively studied, including a safety data package reflecting clinical experience in over 4,000 individuals. Inhibition of heme biosynthesis has the potential to address a wide range of hematologic disorders. Disc has initiated BEACON, an open-label, phase 2 trial of bitopertin in patients with erythropoietic porphyria, a rare, debilitating and potentially fatal genetic disorder that results in dysregulated heme biosynthesis and where bitopertin has the potential to become the first disease-modifying treatment. Additional clinical studies in Diamond-Blackfan Anemia (DBA) and other indications are being planned.

DISC-0974 (Hepcidin Suppression): DISC-0974 is a monoclonal antibody targeting a co-receptor called hemojuvelin (HJV) and is designed to suppress hepcidin production and increase serum iron levels in patients suffering from the anemia of inflammation. DISC-0974 was in-licensed by Disc from AbbVie in 2019. Anemia of inflammation arises from abnormally elevated hepcidin and is the most common form of anemia, affecting millions of patients across numerous diseases such as chronic kidney disease, myelofibrosis, cancer, autoimmune diseases, and other conditions with an inflammatory component. Disc has established clinical proof-of-mechanism of DISC-0974 in a phase 1 study of healthy volunteers and initiated a phase 1b/2 clinical study of DISC-0974 in patients with anemia of myelofibrosis. Disc plans to initiate a phase 1b/2 clinical study of DISC-0974 in patients with anemia of chronic kidney disease (non-dialysis) in late 2022.

Matriptase-2 Inhibitor (Hepcidin Induction): Disc has a research program designed to identify orally-available, small molecules to inhibit Matriptase-2 (referred to as Mat-2 or TMPRSS6) and increase the production of hepcidin and restrict iron availability. The therapeutic role of hepcidin has been established in patients with polycythemia vera and hereditary hemochromatosis, and is being studied for the treatment of diseases associated with iron overload, including beta-thalassemia, myelodysplastic syndromes, and sickle cell disease.

About the Proposed Transaction, Management and Organization

Pre-merger Gemini shareholders are expected to own approximately 28% of the combined company and pre-merger Disc shareholders are expected to own approximately 72% of the combined company, in each case before giving effect to the concurrent financing. The percentage of the combined company that Gemini’s shareholders will own as of the close of the transaction is subject to adjustment based on the amount of Gemini’s net cash at the closing date. Immediately prior to the closing of the proposed merger, Gemini stockholders will be issued contingent value rights representing the right to receive certain payments from proceeds received by the combined company, if any, related to pre-transaction legacy assets during the period ending one year following the closing of the merger.

Following the merger, the combined company will be led by John Quisel, J.D., Ph.D., the current CEO and President of Disc Medicine, and other members of the Disc management team. Gemini Therapeutics, Inc. will be renamed “Disc Medicine, Inc.” and the corporate headquarters will be located in Watertown, MA. The merger agreement provides that the Board of Directors of the combined company will be composed of nine members, including eight Disc board members and one from Gemini. The transaction has been unanimously approved by the Board of Directors of both companies and is expected to close in the fourth quarter of 2022, subject to customary closing conditions, including, the approvals by the stockholders of each company and other customary closing conditions.

SVB Securities is serving as the exclusive financial advisor and Wilmer Cutler Pickering Hale and Dorr LLP is serving as legal counsel to Gemini. Morgan Stanley is serving as the lead financial advisor to Disc Medicine along with Wedbush PacGrow, and Goodwin Procter LLP is serving as legal counsel to Disc Medicine.

Webcast Presentation

The companies will host a webcast presentation to discuss the proposed transaction as well as Disc’s platform and pipeline assets today, August 10, 2022, at 8:00 a.m. ET. The live webcast can be accessed on the Events & Presentations page of Gemini’s website or by dialing 1-(888) 660-6186 or 1-(929) 203-0798 internationally and referencing conference ID number 6678391. A webcast of the presentation and associated slides will be available on the Investors & Media section of Gemini’s website at http://investors.geminitherapeutics.com and a replay will be archived for 30 days following the presentation.

About Gemini Therapeutics, Inc.

Gemini Therapeutics is a clinical-stage precision medicine company previously focused on developing novel therapeutic compounds to treat genetically defined age-related macular degeneration (AMD).

For more information, visit www.geminitherapeutics.com.

About Disc Medicine, Inc.

Disc Medicine is a clinical-stage biopharmaceutical company that is dedicated to transforming the lives of patients with hematologic disorders. Disc is building a portfolio of innovative, first-in-class therapeutic candidates that affect fundamental pathways of red blood cell biology. Disc Medicine is committed to developing treatments that empower and bring hope to the many patients who suffer from hematologic disease. For more information, please visit www.discmedicine.com.

Forward-Looking Statements

Certain statements in this press release and the information incorporated herein by reference may constitute “forward-looking statements” for purposes of the federal securities laws concerning Gemini, Disc, the proposed transaction and other matters. These forward-looking statements include express or implied statements relating to Gemini’s management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting Gemini, Disc or the proposed transaction will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Gemini’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risk that the conditions to the closing of the transaction are not satisfied, including the failure to obtain stockholder approval for the transaction; the risk that the concurrent financing is not completed in a timely manner or at all; uncertainties as to the timing of the consummation of the transaction and the ability of each of Gemini and Disc to consummate the transaction, including the concurrent financing; risks related to Gemini’s continued listing on the Nasdaq Stock Market until closing of the proposed transaction; risks related to Gemini’s and Disc’s ability to correctly estimate their respective operating expenses and expenses associated with the transaction, as well as uncertainties regarding the impact any delay in the closing would have on the anticipated cash resources of the combined company upon closing and other events and unanticipated spending and costs that could reduce the combined company’s cash resources; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement; the effect of the announcement or pendency of the merger on Gemini’s or Disc’s business relationships, operating results and business generally; costs related to the merger; the outcome of any legal proceedings that may be instituted against Gemini, Disc or any of their respective directors or officers related to the merger agreement or the transactions contemplated thereby; the ability of Gemini or Disc to protect their respective intellectual property rights; competitive responses to the transaction; unexpected costs, charges or expenses resulting from the transaction; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; and legislative, regulatory, political and economic developments; and those factors described under the heading “Risk Factors” in the Gemini’s most recent Annual Report on Form 10-K filed with the SEC, as well as discussions of potential risks, uncertainties, and other important factors included in later filings, including any Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Should one or more of these risks or uncertainties materialize, or should any of Gemini’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Some of these risks and uncertainties may in the future be amplified by the ongoing COVID-19 pandemic and there may be additional risks that we consider immaterial or which are unknown. It is not possible to predict or identify all such risks. Gemini’s forward-looking statements only speak as of the date they are made, and Gemini does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

No Offer or Solicitation

This press release is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Important Additional Information Will be Filed with the SEC

In connection with the proposed transaction between Gemini and Disc, Gemini intends to file relevant materials with the SEC, including a registration statement on Form S-4 that will contain a proxy statement/prospectus of Gemini and information statement of Disc. GEMINI URGES INVESTORS AND STOCKHOLDERS TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GEMINI, DISC, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and shareholders will be able to obtain free copies of the proxy statement/prospectus/information statement and other documents filed by Gemini with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. In addition, investors and shareholders should note that Gemini communicates with investors and the public using its website (www.geminitherapeutics.com), the investor relations website (https://investors.geminitherapeutics.com/) where anyone will be able to obtain free copies of the proxy statement/prospectus/information statement and other documents filed by Gemini with the SEC and stockholders are urged to read the proxy statement/prospectus/information statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction.

Participants in the Solicitation

Gemini and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about Gemini’s directors and executive officers is included in Gemini’s most recent Annual Report on Form 10-K, including any information incorporated therein by reference, as filed with the SEC. Additional information regarding these persons and their interests in the transaction will be included in the proxy statement/prospectus/information statement relating to the transaction when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Contacts

Gemini Therapeutics, Inc.

Brian Piekos

Gemini Therapeutics, Inc.

(617) 401-4400

IR@geminitherapeutics.com

Disc Medicine, Inc.

Peg Rusconi (Media)

Verge Scientific Communications

prusconi@vergescientific.com

Christina Tartaglia (Investor)

Stern Investor Relations

christina.tartaglia@sternir.com